Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal ADA Opportunities Enhanced by Mercury and Air Toxics Standard March 16, 2011 NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for ADA-ES, Inc.'s (the "Company" or "ADA") products and services; changes in supply and demand; the expected timing, results and implementation of the EPA's Mercury and Air Toxics Standards proposal ("Air Toxics Rule"); anticipated opportunities that may result from the proposed Air Toxics Rule and the positioning of the Company to take advantage of those opportunities; revenues, operating income, cash flows, and other financial measures; and timelines for our projects. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations and legal challenges to them; economic conditions and market demand; impact of competition; lack of working capital; availability, cost of and demand for alternative energy sources and other technologies; risks related to ADA Carbon Solutions, LLC including lack of continued funding, demand of payment on existing loans and other obligations, our lack of control and further dilution of our interest; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build new facilities to meet the placed-in-service date for IRS Section 45 tax credits; technical, start-up and operational difficulties at our plants and projects; inability to obtain permits; availability of raw materials and equipment for our businesses; loss of key personnel and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

ADA
ENVIRONMENTAL SOLUTIONS

Disclaimer -2-

ADA Opportunities Created by
the Mercury and Air Toxics Rule
ADA’s Primary Market are 1,100+ coal-fired utility boilers in the U.S.  that provide 50% of electricity in the U.S.
EPA’s Mercury and Air Toxics Standards proposal (“ Air Toxics Rule”) requires reduction of Hazardous Air Pollutants (HAPs) from new and existing electricity generating units (EGU)
– Rule scheduled to be final November 2011
– Plants required to be in compliance in 36 months
ADA provides low-cost control technology for three of the 5 HAPs covered
– Mercury:  91% reduction from mercury in coal
• Activated Carbon Injection (ACI) Equipment
• Activated Carbon through JV ADA Carbon Solutions
• Refined Coal through JV Clean Coal Solutions
• Enhanced Coal, licensed for production to Arch Coal
– Dioxins and Furans
• ACI and AC
– Acid gases, HCl and SO
2
• Alkali Injection Equipment

-4- ACI System for Mercury Activated Carbon Injection Technology for Mercury Reduction at Power Plants Emission Control Equipment (NO x , SO 2 , Particulate)

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

LS Power

Ameren

Luminant

conectiv energy
A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW ADA Commercial ACI Systems > 20 GW Plant burns PRB coal or lignite Plant burns bituminous coal

Air Toxics Rule Expected to Create
$500-800 Million ACI Equipment Market

Expect ACI orders from electricity power generators beginning in 2011
Establishing resources and capabilities to maintain 30% market share
0
50
100
150
200
250
300
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Pre-Toxics Rule Regulations
Toxics Rule High Estimate
Toxics Rule Low Estimate

1,600,000,000
1,400,000,000
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
0
2010
2011
2012
2013
2014
2015
Air Toxics Rule Expected to Create Demand for 600-800 Million Pounds of New AC Production
Utility Emissions
Other Emissions
PAC Water / Other
GAC / All
Supply

ADA ENVIRONMENTAL SOLUTIONS

Air Toxics Rule Expected to Create $1Billion/Yr Market for AC -7-

- ADA produces AC through ADA Carbon Solutions, a JV with Energy Capital Partners
- Constructed largest AC plant in the U.S. (Red River, LA)
  - $400 Million to build and finance
  - Capacity: 150 mm lbs/yr
- Start-up operations commenced in May 2010
- Red River Site permitted for 2nd production line
- Pursuing permits for 4 additional lines

ADA CARBON SOLUTIONS

ADA ENVIRONMENTAL SOLUTIONS

ADA Activated Carbon (AC) Production -8-

CLEAN COAL SOLUTIONS LLC.

ADA ENVIRONMENTAL SOLUTIONS

Refined Coal Reduces Mercury
Clean Coal Solutions:  JV with NexGen Resources Corp.
CyClean – patented technology enhances combustion of PRB
coals in cyclone boilers and reduces mercury
Two systems installed & operating at two power plants
Refined Coal contributed ~$10 Million in revenues to ADA-ES
in Q3 & Q4’10 (first full half year of operation)
Two existing units expected to produce ~$1.00/share annual
pre-tax operating income for ADA for the next nine years
(based on 7.5 mm shares)

Refined Coal Growth Opportunity
New Air Toxics Rule creating additional demand for RC.  Opportunity to triple revenues & operating income if equipment installed in 2011
–
Top ten prospects provide potential for over 30 mm tons per year of Refined
Coal @ $6.20+ per ton
Currently fabricating 6 additional RC facilities
–
Each unit will be capable of producing 1-5 million tons per year
–
Scheduled for completion in May and June
–
Schedule allows for fabrication of a total of 16 systems before year-end

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Refined Coal Growth Opportunity
CURRENT PROJECTIONS
(based on 2 existing facilities @ 6 million tons)
POTENTIAL OPPORTUNITY
(based on 20 million tons)
$ in millions              Estimated revenues                Estimated
operating income

Mercury Control:
License to Arch Coal
Designed to enable Arch’s Powder River Basin (PRB)
coals to burn with lower emissions of mercury and
other metals
Royalty agreement – payments to ADA of up to
$1.00/ton based on premium of Enhanced Coal sales
Air Toxics Rule could create a market for >100 mm
tons of Enhanced PRB coal per year
Full-scale tests showing promising results

Control of Acid Gases
HCl, SO
2
, SO
3
Air Toxics Rule identifies HCI and SO
2
as surrogates for
acid gases
ADA provides alkali injection equipment as a low-cost
option to wet scrubbers to address these gases
Equipment costs $2-3 Million for average size plants
Systems are also effective for capture of SO
3
–
Reduces corrosion
–
Increases the effectiveness of ACI for mercury control

JIB CRANE / HOIST / TROLLY
LEVEL TRANSMITTER
BIN VENT FILTER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
STORAGE SILO A
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN
BIN VENT FILTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
OSHA APPROVED LADDER
FILL LINE
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK

ADA ENVIRONMENTAL SOLUTIONS

ADA Alkali Injection System

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES